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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)      October 17, 1996
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                        SECURITY CAPITAL PACIFIC TRUST
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            (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


             1-10272                                    74-6056896
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     (Commission File Number)              (I.R.S. Employer Identification No.)



        7777 Market Center Avenue, El Paso, Texas                  79912
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         (Address of Principal Executive Offices)           (Zip Code)


                                (915) 877-3900
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             (Registrant's Telephone Number, Including Area Code)



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ITEM 5.   OTHER EVENTS

     On October 17, 1996, the Registrant announced the closing of the Homestead Village(R) Merger Agreement and on October 18, 1996, the Registrant mailed a notice to the holders of the Cumulative Convertible Series A Preferred Shares regarding an adjustment to the conversion price.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (c)   Exhibits.

                99.1  Press Release dated October 17, 1996.

                99.2 Notice to Holders of Cumulative Convertible Series A Preferred Shares Regarding the Adjustment to the Conversion Price.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SECURITY CAPITAL PACIFIC TRUST



Dated:  October 21, 1996             By:  /s/ Jeffrey A. Klopf
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                                          Jeffrey A. Klopf
                                          Senior Vice President and Secretary